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                                                                    EXHIBIT 10.1

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                        HAYES WHEELS INTERNATIONAL, INC.

                                 THE GUARANTORS

                                      and

                           COMERICA BANK, as Trustee

                           -------------------------


                                AMENDMENT NO. 1

                           Dated as of July 29, 1996

                                     to the

                                   INDENTURE

                            Date as of July 2, 1996

                            -----------------------

                                  $250,000,000

                     11% Senior Subordinated Notes due 2006


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        AMENDMENT NO. 1, dated as of July 29, 1996 ("Amendment No. 1"), to the
INDENTURE, dated as of July 2, 1996 (the "Indenture"), among HAYES WHEELS INTERNATIONAL, INC., a Delaware corporation, as Issuer (the "Company") HAYES WHEELS INTERNATIONAL-CALIFORNIA, INC., a Delaware corporation, HAYES WHEELS INTERNATIONAL-GEORGIA, INC., a Delaware corporation, HAYES WHEELS INTERNATIONAL-INDIANA, INC., a Delaware corporation, HAYES WHEELS INTERNATIONAL-MEXICO, INC., a Delaware corporation, and HAYES WHEELS INTERNATIONAL-MICHIGAN, INC., a Michigan corporation (each, a "Guarantor" and, collectively, the "Guarantors"), and COMERICA BANK, a Michigan banking corporation, as Trustee (the "Trustee").

        WHEREAS, MOTOR WHEEL CORPORATION, an Ohio corporation, AMW HOLDINGS, INC., a Delaware corporation, and MWC ACQUISITION SUB, INC., a Delaware corporation (collectively, the "New Subsidiaries") have become subsidiaries of the Company;

        WHEREAS, Section 4.18 of the Indenture requires that the New Subsidiaries become guarantors under the Indenture; and

        NOW, THEREFORE, in order to implement the foregoing, each party hereto agrees for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 11% Senior Subordinated Notes due 2006 (the "Notes") to amend, pursuant to Section 8.01(4) of the Indenture, the Indenture as follows:

        1. The New Subsidiaries are Restricted Subsidiaries as provided for in Section 4.18 of the Indenture.

        2. Each New Subsidiary delivers herewith the guarantee attached as Exhibit A to this Amendment No. 1 pursuant to the provisions set forth in Sections 4.18 and 10.04 of the Indenture guaranteeing the obligations of the Company under the Indenture.

        3. For all purposes of the Indenture, each New Subsidiary shall be deemed a party to the Indenture by virtue of its execution of this Amendment No.1 and the defined term "Guarantor" contained in Article 1.01 of the Indenture shall be deemed to include each New Subsidiary.
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        4.  This Amendment No. 1 supplements the Indenture and shall be a part and subject to all the terms thereof. Except as supplemented hereby, the Indenture and the securities issued thereunder shall continue in full force and effect.

        5. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

        6. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1, THE NOTES OR THE GUARANTEES.

        7. The Trustee shall not be responsible for any recital herein as such recitals shall be taken as statements of the Company, or the validity of the execution by the Guarantors or the New Subsidiaries of this Amendment No.
1. The Trustee makes no representation as to the validity or sufficiency of this Amendment No. 1.

        IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Indenture to be duly executed and attested, all as of the date and year first above written.

                                        HAYES WHEELS INTERNATIONAL, INC.



                                        By: W. D. Shovers
                                            ----------------------
                                            Name: W. D. Shovers
                                            Title: Vice President



ATTEST:

Barry J. Miller
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Name: Barry J. Miller
Title: Assistant Secretary



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                                        Guarantors:

                                        HAYES WHEELS INTERNATIONAL-CALIFORNIA,
                                        INC.


                                        By: Ronald L. Kolakowski
                                            -------------------------
                                            Name: Ronald L. Kolakowski
                                            Title: President

                                        HAYES WHEELS INTERNATIONAL-GEORGIA,
                                        INC.


                                        By: Ronald L. Kolakowski
                                            -------------------------
                                            Name: Ronald L. Kolakowski
                                            Title: President


                                        HAYES WHEELS INTERNATIONAL-INDIANA,
                                        INC.


                                        By: Ronald L. Kolakowski
                                            -------------------------
                                            Name: Ronald L. Kolakowski
                                            Title: President


                                        HAYES WHEELS INTERNATIONAL-MEXICO, INC.


                                        By: W. D. Shovers
                                            -------------------------
                                            Name: W. D. Shovers
                                            Title: Vice President--Finance


                                        HAYES WHEELS INTERNATIONAL-MICHIGAN,
                                        INC.


                                        By: Ronald L. Kolakowski
                                            -------------------------
                                            Name: Ronald L. Kolakowski
                                            Title: President



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                                Additional Guarantors:

                                MOTOR WHEEL CORPORATION

                                By: W.D. Shovers
                                    ----------------
                                    Name:  W. D. Shovers
                                    Title: Vice President, Hayes Wheels
                                           International, Inc.

                                AMW HOLDINGS, INC.

                                By: W. D. Shovers
                                    -----------------
                                    Name:  W. D. Shovers
                                    Title: Vice President, Hayes Wheels
                                           International, Inc.

                                MWC ACQUISITION SUB, INC.

                                By: W. D. Shovers
                                    -----------------
                                    Name:  W. D. Shovers
                                    Title: Vice President, Hayes Wheels
                                           International, Inc.


ATTEST:

Barry J. Miller
- ----------------------
Name : Barry J. Miller
Title: Assistant Secretary
       Hayes Wheels International, Inc.


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                                        COMERICA BANK, as Trustee

                                        By: Susan T. Payne
                                           ---------------------
                                           Name:  Susan T. Payne
                                           Title: Vice President

ATTEST:

N. Packard
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Name:  Nan L. Packard
Title: Assistant Vice President






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                                                                       EXHIBIT A


                                   GUARANTEE

        Each Guarantor (the "Guarantor", which term includes any successor Person under the Indenture) has unconditionally guaranteed, on a senior subordinated basis, jointly and severally, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other Obligations of the Company to the Noteholders or the Trustee all in accordance with the terms set forth in
Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

        This Guarantee shall, to the extent set forth in the Indenture, and subject to the provisions of the Indenture, be subordinated to the prior indefeasible payment and satisfaction in full in cash of all existing and future Guarantor Senior Indebtedness.

        The obligations of each Guarantor to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee.

        This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.
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                                        MOTOR WHEEL CORPORATION

                                        By:
                                            ----------------------
                                            Name:
                                            Title:



                                        AMW HOLDINGS, INC.

                                        By:
                                            ----------------------
                                            Name:
                                            Title:



                                        MWC ACQUISITION SUB, INC.

                                        By:
                                            ----------------------
                                            Name:
                                            Title: